UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (928) 779-4143

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure provided in Item 8.01 of this Current Report on Form 8-K relating to the Purchase Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 8.01. Other Events.

On November 16, 2022, we completed a public offering (the “Offering”) of (i) 67,572 shares of our common stock, par value $0.001 per share (the “Common Stock”), together with five-year Series A warrants (the “Series A Warrants”) to purchase 67,572 shares of Common Stock at an exercise price of $3.165 per share and thirteen-month Series B warrants (the “Series B Warrants,” and together with the Series A Warrants, the “Series Warrants”) to purchase 67,572 shares of Common Stock at an exercise price of $3.165 per share, for a public offering price of $3.50 per share of Common Stock and related Series Warrants; and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 1,361,000 shares of Common Stock at an exercise price of $0.0001 per share, together with Series A Warrants to purchase 1,361,000 shares of Common Stock at an exercise price of $3.165 per share and Series B Warrants to purchase 1,361,000 shares of Common Stock at an exercise price of $3.165 per share, for a public offering price of $3.4999 per Pre-Funded Warrant and related Series Warrants; for aggregate gross proceeds of $4,999,865.90 (or $5,000,002.00 assuming the full exercise of the Pre-Funded Warrants).

Subject to certain limitations described in the Pre-Funded Warrants, the Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.0001 per share of Common Stock any time until all of the Pre-Funded Warrants are exercised in full. A holder will not have the right to exercise any portion of the Series Warrants or the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or 9.99% for Pre-Funded Warrants) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series Warrants or the Pre-Funded Warrants, respectively. However, upon notice from the holder to us, the holder may increase the beneficial ownership limitation, which may not exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series Warrants or the Pre-Funded Warrants, respectively, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering, we paid the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds raised in the Offering, plus a management fee equal to 1.0% of the aggregate gross proceeds raised in the Offering and up to $40,000 or 3% of the aggregate gross proceeds of the Offering, reimbursement of reasonable and documented out-of-pocket expenses, including legal fees of up to $100,000, and reimbursement of closing costs, including reimbursement of the out-of-pocket costs of the clearing agent, in an amount of up to $15,950. We also issued to designees of the Placement Agent warrants to purchase 107,143 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Series Warrants, except that the Placement Agent Warrants have an exercise price equal to $4.375 per share and expire on the fifth anniversary from the date of the commencement of sales in the Offering.

In connection with the Offering, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a purchaser identified on the signature pages thereto (the “Purchaser”) on November 16, 2022. The Purchase Agreement contained customary representations and warranties and agreements of us and the Purchaser and customary indemnification rights and obligations of the parties.

The shares of Common Stock, Series Warrants, Pre-Funded Warrants, and the Placement Agent Warrants described above were offered pursuant to the Registration Statement on Form S-1 (File No. 333-267991), as amended, which was declared effective by the Securities and Exchange Commission on November 16, 2022.

We received net proceeds of approximately $4.25 million from the Offering, after deducting the estimated Offering expenses payable by us, including the Placement Agent fees. We intend to use the net proceeds from the Offering for general corporate purposes, including research and development expenses, capital expenditures, working capital and general and administrative expenses, and potential acquisitions of or investments in businesses, products and technologies that complement our business, although we have no present commitments or agreements to make any such acquisitions or investments as of the date of this prospectus.

The forms of the Purchase Agreement, the Series Warrants, the Pre-Funded Warrant, the Placement Agent Warrant, and the Securities Purchase Agreement are filed as exhibits to our Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022, and are incorporated herein by reference.

On November 16, 2022, we issued a press release announcing the pricing of the Offering. On November 18, 2022, we issued a press release announcing the closing of the Offering. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2, respective, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

4.21	Form of Series A Warrant (incorporated by reference to Exhibit 4.21 to the Registrant’s Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022 (File no. 333-267991))

4.22	Form of Series B Warrant (incorporated by reference to Exhibit 4.22 to the Registrant’s Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022 (File no. 333-267991))

4.23	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.23 to the Registrant’s Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022 (File no. 333-267991))

4.24	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.24 to the Registrant’s Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022 (File no. 333-267991))

10.25	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1/A, filed with the SEC on November 15, 2022 (File no. 333-267991))

99.1	Press Release dated November 16, 2022

99.2	Press Release dated November 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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